UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2006
Starwood Hotels & Resorts Worldwide, Inc.
(Exact name of Registrant as Specified in Its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 914-640-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Starwood is providing information regarding system wide-worldwide REVPAR for the three and six months ended June 30, 2006. This information is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1 Information regarding system wide-worldwide REVPAR for the three and six months ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Registrant)

	By:	/s/ Vasant Prabhu

	Name:	Vasant Prabhu
	Title:	Chief Financial Officer

Date: July 28, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Information regarding system wide-worldwide REVPAR for the three and six months ended June 30, 2006.